GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2024
Disclosure Of Goodwill And Intangible Assets [Abstract]
GOODWILL AND INTANGIBLE ASSETS
12.	GOODWILL AND INTANGIBLE ASSETS

	Goodwill US$‘000	Development costs US$‘000	Patents and licenses US$‘000	Technology based intangibles US$‘000	Other US$‘000	Total US$‘000
Cost
At January 1, 2023	79,182	125,584	8,729	-	33,580	247,075
Additions	-	1,758	19	-	110	1,887
Disposals or retirements	(12,591)	-	-	-	(14,488)	(27,079)
Reclassifications	54	-	(54)	-	-	-
Exchange adjustments	-	23	-	-	-	23

At December 31, 2023	66,645	127,365	8,694	-	19,202	221,906

At January 1, 2024	66,645	127,365	8,694	-	19,202	221,906
Additions	-	8,582	1	-	2,280	10,863
Additions through acquisition	13,839	122	-	13,105	-	27,066
Disposals or retirements	-	(70)	-	-	-	(70)

At December 31, 2024	80,484	135,999	8,695	13,105	21,482	259,765

Accumulated amortisation and Impairment losses
At January 1, 2023	(66,645)	(108,576)	(8,570)	-	(28,015)	(211,806)
Charge for the year (Note 9)	-	(753)	30	-	(223)	(946)
Disposals or retirements	-	-	-	-	12,956	12,956
Impairment losses (Note 5)	-	(2,926)	(9)	-	(2,898)	(5,833)
Exchange adjustments	-	(7)	-	-	-	(7)

At December 31, 2023	(66,645)	(112,262)	(8,549)	-	(18,180)	(205,636)

At January 1, 2024	(66,645)	(112,262)	(8,549)	-	(18,180)	(205,636)
Charge for the year (Note 9)	-	(1,190)	-	-	-	(1,190)
Impairment losses (Note 5)	-	(1,596)	-	-	-	(1,596)

At December 31, 2024	(66,645)	(115,048)	(8,549)	-	(18,180)	(208,422)

Carrying amounts
At December 31, 2024	13,839	20,951	146	13,105	3,302	51,343

At December 31, 2023	-	15,103	145	-	1,022	16,270

The assets of the Group are pledged as security for the senior secured term loan from Perceptive Advisors.

Included within development costs are projects with a carrying value of US$7,040,000 which were not amortised in 2024 (2023: US$1,596,000) (2022: US$6,982,000). These development costs are not being amortised as the projects to which the costs relate were not fully complete at the end of the financial year. As at December 31, 2024 these projects are expected to be completed during the period from January 1, 2025 to December 31, 2026 at an expected further cost of approximately US$20 million to US$25 million.

Included within technology-based intangibles in 2024 is an amount of US$13.1 million related to the recognition of acquired technology-based intangible assets from the Waveform, Metabolomics, and Epicapture acquisitions. These assets were recognised at fair value in accordance with IFRS 3. Further details of these acquisitions are provided in Note 29. As the acquired technologies were not yet available for use at year-end, no amortisation has been recorded in 2024. Amortisation will commence when the technologies are brought into commercial use.

The following represents the costs incurred during each period presented for each of the principal development projects:

Product Name	2024 US$’000	2023 US$’000
Continuous glucose monitoring testing	7,040	-
Premier Instruments for A1c and haemoglobinopathies testing	1,542	1,669
Mid-tier haemoglobins instrument	-	51
HIV screening rapid test	-	6
Other projects	-	32
Total capitalised development costs	8,582	1,758
Other intangible assets

Other intangible assets consist primarily of software assets, acquired customer and supplier lists, trade names and websites.

During the year ended December 31, 2024, additions of US$13.2 million were recorded in respect of intangible assets acquired through business combinations. These relate to the fair value of identifiable intangible assets recognised as part of the acquisitions of Waveform, EpiCapture and Metabolomics. The acquired intangible assets comprise the following:

•	Customer relationships

•	Trade names and brand assets

•	Proprietary technology and software

•	Supplier agreements

•	Website and digital assets

The fair values of these assets were determined as part of the purchase price allocation process in accordance with IFRS 3 Business Combinations. Refer to Note 29 for further detail on the business combinations.

Amortisation

Amortisation is charged to the consolidated statement of operations through the selling, general and administrative expenses line.

Impairment testing for intangibles including goodwill and indefinite lived assets

Goodwill and other intangibles are subject to impairment testing on a periodic basis and whenever there are indicators of impairment. Specific assets are assessed for impairment when there are indicators of impairment. If any such indication exists, the Company estimates the recoverable amount of the asset.

The recoverable amount of seven CGUs is determined based on a value-in-use computation at June 30 and December 31. The value-in-use calculations use cash flow projections based on the 2025 and 2026 projections for each CGU and a further three years projections using estimated revenue and cost average growth rates of between 2% and 3%. At the end of the five-year forecast period, terminal values for each CGU, based on a long-term growth rate of 2%, are used in the value-in-use calculations. The value-in-use represents the present value of the future cash flows, including the terminal value, discounted at a rate appropriate to each CGU. The pre-tax discount rates used range from 17% to 28% (2023: 15% to 22%).

Sources of estimation uncertainty

The cash flows have been arrived at taking into account the Group’s financial position, its recent financial results and cash flow generation and the nature of the medical diagnostic industry, where product obsolescence can be a feature. However, expected future cash flows are inherently uncertain and are therefore liable to material change over time. The key assumptions employed in arriving at the estimates of future cash flows factored into impairment testing are subjective and include projected EBITDA margins, net cash flows, discount rates used and the duration of the discounted cash flow model. Significant under-performance in any of the Group’s major CGUs may give rise to a material impairment which would have a substantial impact on the Group’s income and equity.

Impairment tests of cash-generating units

The impairment tests performed at June 30, 2024 and at December 31, 2024 resulted in an impairment loss being recorded in four CGUs, Immco Diagnostics Inc, Trinity Biotech Do Brasil, Clark Laboratories and Biopool Inc

The table below sets forth the impairment loss recorded for each of the CGU’s, comprising both the specific asset impairment charges recorded in year ended December 31, 2024 as per the below table and the impairments arising from the CGU impairment tests:

	December 31, 2024	December 31, 2023
	US$’000	US$’000
Immco Diagnostics Inc.	101	9,331
Trinity Biotech Manufacturing Limited	(120)	1,500
Trinity Biotech Do Brasil	162	274
Primus Corp	916	-
Clark Laboratories Inc.	130	-
Biopool US Inc.	219	-

Total impairment loss	1,408	11,105
The table below sets forth the breakdown of the impairment loss for each class of asset:

	December 31, 2024	December 31, 2023
	US$’000	US$’000
Goodwill and other intangible assets	1,596	5,833
Property, plant and equipment (see Note 11)	612	3,772
Financial assets (see Note 13)	(800)	1,500

Total impairment loss	1,408	11,105

The impairment tests performed at June 30, 2024 and at December 31, 2024 resulted in an impairment loss being recorded in four CGUs, Immco Diagnostics Inc, Trinity Biotech Do Brasil, Clark Laboratories Inc, and Biopool Inc.

Management is seeking to implement profit improvement initiatives across these entities, however the values in use of these CGUs at June 30, 2024 and December 31, 2024, defined as the present value of the future projected cash flows, were below the value of the carrying amount of their assets, other than inventories, accounts receivable, cash and cash equivalents and deferred tax assets.

Included within the impairment for Trinity Biotech Manufacturing Limited was the reversal of a previously recognised financial asset impairment of US$0.8 million, refer to Note 13 for further details.

Specific asset impairment charges in year ended December 31, 2024

In the year ended December 31, 2024, two internally developed intangible assets were fully impaired, and certain plant items in our Bray production facility and the right-of-use asset associated with the Kansas production facility were both fully impaired as a result of restructuring activities. These impairments are shown in the table below. There were no specific asset impairment charges in the year ended December 31, 2023.

Asset name	Entity	2024 US$’000
T10 HPLC Analyzer	Trinity Biotech Manufacturing Ltd	916
Syphilis Point-of-Care	Trinity Biotech Manufacturing Ltd	680
Trinscreen plant & equipment	Trinity Biotech Manufacturing Ltd	223
Kansas right-of-use asset	Primus Corp.	133
Total		1,952

The T10 HPLC Analyzer project was an internally developed HPLC analyser designed for mid-volume haemoglobin testing laboratories, with the Chinese market identified as a key commercial opportunity. Although the project achieved technical feasibility and early market validation, recent developments in global trade relations, particularly increasing tensions between the United States and China, have created significant uncertainty around market access and the ability to generate sufficient future sales. While the Company continues to pursue a licensing arrangement with a local Chinese partner, this is not expected to generate adequate economic returns to support the carrying value of the asset. As a result, the Company has fully impaired the related intangible asset and recognised an impairment charge of US$916,000. This was recorded in the Primus Corp. entity.

The Syphilis Point of Care project is an internally developed lateral flow assay intended for the global syphilis and HIV/syphilis dual testing markets. Although the project demonstrated technical feasibility prior to 2020, the suspension of development activities during the COVID-19 pandemic and subsequent changes in manufacturing strategy have introduced additional uncertainty around technical completion, regulatory approval timelines, and cost to completion. As a result of this reassessment, and in light of the need for further development work before the product can be commercialised, the Group have fully impaired the project and recorded an impairment charge of US$680,000.

Trinscreen, one of the Group’s HIV screening products, was manufactured at Trinity Biotech Manufacturing Ltd in 2024. In line with the planned transfer of Point-of-Care/HIV product manufacturing to a contract manufacturing partner by Q2 2025, certain plant and equipment at Trinity Biotech Manufacturing Limited were assessed as having limited future utility. An impairment charge of US$223,000 was recognised to reflect the revised recoverable amount. This has been included within ‘Selling, general and administrative expenses – Restructuring costs’. See also Note 11.

The Kansas City facility, operated by Primus Corporation, previously supported the manufacture and R&D of the Group’s haemoglobin product range. At year-end, the Group assessed that the associated right-of-use asset no longer has future economic benefit, and a full impairment charge of US$133,000 was recognized within ‘Selling, general and administrative expenses – Restructuring costs’. See also Note 11.

The value-in-use calculations for CGUs are subject to significant estimation, uncertainty and accounting judgements and the following sensitivity analysis has been performed:

•
In the event that there was a reduction of 10% in the assumed level of future growth in revenue growth rate, which would represent a reasonably likely range of outcomes, there would be no additional impairment loss recorded at December 31, 2024.

•
In the event there was a 10% increase in the discount rate used to calculate the potential impairment of the carrying values, which would represent a reasonably likely range of outcomes, there would be no additional impairment loss recorded at December 31, 2024.

Significant Goodwill and Intangible Assets with Indefinite Useful Lives

Following the disposal of Fitzgerald Industries during 2023, the carrying value of goodwill was US$nil as at December 31, 2023. During 2024, goodwill was recognised in connection with the acquisitions of Waveform Technologies' CGM assets, EpiCapture, and Metabolomics. The carrying value of goodwill as at December 31, 2024 was US$13,829,000. The CGUs for which goodwill is considered significant from a Group perspective, and the additional disclosures required for these CGUs, are set out below.

Goodwill arising from the purchase of CGM assets from Waveform Technologies

December 31, 2024
Carrying amount of goodwill (US$’000)	12,403
Discount rate applied (real pre-tax)	18.6%
% EBITDA would need to decrease for an impairment to arise	56.51%
Long-term growth rate	2.0%

The Waveform CGM CGU includes proprietary continuous glucose monitoring (CGM) technology and related assets acquired from Waveform Technologies in January 2024. The value-in-use was determined using a discounted cash flow model based on seven years of forecast cash flows, reflecting the expected development and commercialisation trajectory of the technology, followed by a terminal value using a 2% long-term growth rate. The pre-tax discount rate of 26% reflects the high-risk, early-stage nature of the opportunity and incorporates market-based risk adjustments.

The assumptions and estimates used are specific to this CGU and were derived from a combination of internal forecasts, external market data, and management’s expectations regarding development timelines, regulatory approvals, and commercial potential.

No impairment loss was recognised for this CGU in 2024. Management concluded that no reasonably possible change in key assumptions would lead to the carrying amount exceeding the recoverable amount.

Goodwill arising from the acquisition of EpiCapture Limited

December 31, 2024
Carrying amount of goodwill (US$’000)	1,420
Discount rate applied (real pre-tax)	21.9%
% EBITDA would need to decrease for an impairment to arise	84.35%
Long-term growth rate	2.0%

The EpiCapture CGU includes oncology diagnostics technology and associated intellectual property acquired in 2024. The value-in-use was determined using a discounted cash flow model incorporating probability-weighted scenarios reflecting the early-stage nature of the development pipeline, projected regulatory milestones, and anticipated commercialisation timelines. The model included ten years of forecast cash flows followed by a terminal value using a 2.0% long-term growth rate. The pre-tax discount rate of 29.4% reflects the significant risk and uncertainty associated with product development, clinical validation, and future market access.

The assumptions and estimates used are specific to this CGU and were developed based on internal forecasts, external market data, and management’s expectations regarding product viability and commercial uptake.

No impairment loss was recognised for this CGU in 2024. Management concluded that no reasonably possible change in key assumptions would lead to the carrying amount exceeding the recoverable amount.

Goodwill arising from the acquisition of Metabolomic Diagnostics Limited

Goodwill of US$6,000 was also recognised in connection with the acquisition of Metabolomics. This amount is not considered individually material to the Group, and therefore no further disclosures have been provided in accordance with IAS 36.

Intangible Assets with Indefinite Useful lives (included in other intangibles)	December 31, 2024 US$‘000	December 31, 2023 US$‘000

Primus Corporation CGU
Primus trade name	365	365
Total	365	365

In 2023, an impairment loss of US$2,069,000 was allocated against the Immco Diagnostic trade name as the carrying value of the CGU’s net assets exceeded its discounted future cashflows. In 2023, the Group sold the Fitzgerald Industries business and the Fitzgerald trade name and RDI trade name were disposed of as part of that divestment.

The trade name assets purchased as part of the acquisition of Fitzgerald in 2004, Primus and RDI in 2005 and Immco Diagnostics in 2013 were valued using the relief from royalty method and based on factors such as (1) the market and competitive trends and (2) the expected usage of the name. It was considered that these trade names will generate net cash inflows for the Group for an indefinite period.